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                             THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                        (Amounts in Millions)
                           Fiscal Year 2002 - Business Segment Earnings Information


PRIOR STRUCTURE - SEGMENT INFORMATION
-------------------------------------
                                                          Quarters Ended
                                        ----------------------------------------------        Total
                                        Sept. 30      Dec. 31     Mar. 31      June 30         Year
                                        ------------------------------------------------------------
FABRIC & HOME CARE
  Net Sales                                2,883        2,967       2,837        2,931       11,618
  Earnings Before Income Taxes               665          660         716          687        2,728
  Net Earnings                               450          437         472          472        1,831

BABY, FEMININE & FAMILY CARE
  Volume Index versus Prior Year             104          103         104          103          103
  Net Sales                                2,997        3,025       2,898        2,957       11,877
  Earnings Before Income Taxes               549          553         450          409        1,961
  Net Earnings                               342          335         263          230        1,170

BEAUTY CARE
  Volume Index versus Prior Year              99          115         128          132          119
  Net Sales                                1,772        2,060       2,109        2,138        8,079
  Earnings Before Income Taxes               458          441         402          363        1,664
  Net Earnings                               326          334         269          248        1,177

HEALTH CARE
  Net Sales                                1,176        1,341       1,215        1,247        4,979
  Earnings Before Income Taxes               210          264         188          133          795
  Net Earnings                               140          172         124           85          521

FOOD & BEVERAGE
  Volume Index versus Prior Year              93           91          99           94           94
  Net Sales                                  955        1,053         879          914        3,801
  Earnings Before Income Taxes               154          192         132          126          604
  Net Earnings                                99          126          79           80          384

CORPORATE
  Net Sales                                  (17)         (43)        (38)         (18)        (116)
  Earnings Before Income Taxes              (409)        (196)       (340)        (424)      (1,369)
  Net Earnings                              (253)        (105)       (168)        (205)        (731)

TOTAL COMPANY
  Net Sales                                9,766       10,403       9,900       10,169       40,238
  Earnings Before Income Taxes             1,627        1,914       1,548        1,294        6,383
  Net Earnings                             1,104        1,299       1,039          910        4,352
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NEW STRUCTURE - SEGMENT INFORMATION
-----------------------------------
                                                          Quarters Ended
                                        ----------------------------------------------        Total
                                        Sept. 30      Dec. 31     Mar. 31      June 30         Year
                                        ------------------------------------------------------------
FABRIC & HOME CARE
  Net Sales                                2,883        2,967       2,837        2,931       11,618
  Earnings Before Income Taxes               665          660         716          687        2,728
  Net Earnings                               450          437         472          472        1,831

BABY & FAMILY CARE
  Volume Index versus Prior Year             107          105         106          104          105
  Net Sales                                2,312        2,360       2,259        2,302        9,233
  Earnings Before Income Taxes               364          381         256          271        1,272
  Net Earnings                               223          228         144          143          738

BEAUTY CARE
  Volume Index versus Prior Year              98          110         121          123          113
  Net Sales                                2,457        2,725       2,748        2,793       10,723
  Earnings Before Income Taxes               643          613         596          502        2,354
  Net Earnings                               445          442         388          335        1,610

HEALTH CARE
  Net Sales                                1,176        1,341       1,215        1,247        4,979
  Earnings Before Income Taxes               210          264         188          133          795
  Net Earnings                               140          172         124           85          521

SNACKS & BEVERAGES
  Volume Index versus Prior Year              97           96          99           99           98
  Net Sales                                  798          873         751          827        3,249
  Earnings Before Income Taxes               113          144         108          111          476
  Net Earnings                                74           96          64           69          303

CORPORATE
  Net Sales                                  140          137          90           69          436
  Earnings Before Income Taxes              (368)        (148)       (316)        (410)      (1,242)
  Net Earnings                              (228)         (76)       (153)        (194)        (651)

TOTAL
  Net Sales                                9,766       10,403       9,900       10,169       40,238
  Earnings Before Income Taxes             1,627        1,914       1,548        1,294        6,383
  Net Earnings                             1,104        1,299       1,039          910        4,352
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